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                                                                     EXHIBIT 4.6


                          REGISTRATION RIGHTS AGREEMENT


                  This Registration Rights Agreement (this "Agreement") is made and entered into as of May 15, 1998, by and among Illinois Superconductor Corporation, a Delaware corporation (the "Company"), and Elliott Associates, L.P., a limited partnership organized and existing under the laws of Delaware, Westgate International, L.P., a limited partnership existing under the laws of the Cayman Islands, Alexander Finance, LP, a limited partnership organized and existing under the laws of Illinois, Spring Point Partners, L.P., a limited partnership organized and existing under the laws of California, Spring Point Offshore Fund, a corporation organized and existing under the laws of the Cayman Islands, and State Farm Mutual Automobile Insurance Company, an insurance company organized and existing under the laws of Illinois (each, a "Purchaser" and collectively, the "Purchasers").

                  This Agreement is made pursuant to the Securities Purchase Agreement, dated as of May 15, 1997, between the Company and the Purchasers (the "Purchase Agreement").

                  The Company and the Purchasers hereby agree as follows:

         1.       Definitions

                  Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

                  "Advice" shall have meaning set forth in Section 3(o).

                  "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of New York generally are authorized or required by law or other government actions to close.

                  "Closing Date" shall have the meaning set forth in the Purchase Agreement.

                  "Commission" means the Securities and Exchange Commission.

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                  "Common Stock" means the Company's Common Stock, par value
$.001 per share.

                  "Effectiveness Date" means the 90th day following the Closing Date.

                  "Effectiveness Period" shall have the meaning set forth in
Section 2(a).

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Filing Date" means the 30th day following the Closing Date.

                  "Holder" or "Holders" means the record holder or holders, as the case may be, from time to time of Registrable Securities as reflected on the books of the Company.

                  "Indemnified Party" shall have the meaning set forth in
Section 5(c).

                  "Indemnifying Party" shall have the meaning set forth in
Section 5(c).

                  "Losses" shall have the meaning set forth in Section 5(a).

                  "Notes" means the senior convertible notes of the Company issued to the Purchasers pursuant to the Purchase Agreement.

                  "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

                  "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  "Registrable Securities" means (i) the shares of Common Stock or other securities of the Company issuable upon (A) conversion of the Notes (including as payment of interest thereon) and (B) exercise of the Warrants and
(ii) any securities of the Company received in exchange for, or as a distribution with respect to, the Notes or Warrants and any securities

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received upon conversion or exercise of such securities received in exchange for, or as a distribution with respect to, the Notes or Warrants.

                  "Registration Statement" means the registration statements contemplated by Section 2(a) (and any additional Registration Statements contemplated in the definition of Registrable Securities), for the public resale of the Registrable Securities including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "Rule 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Special Counsel" means a single special counsel selected by the Holders of a majority of the Registrable Securities to be covered by a Registration Statement, for which the Holders will be reimbursed by the Company pursuant to Section 4.

                  "Underwritten Registration or Underwritten Offering" means a registration in connection with which securities of the Company are sold to an underwriter for reoffering to the public pursuant to an effective registration statement.

                  "Warrants" means the common stock purchase warrants of the Company issued to the Purchasers pursuant to the Purchase Agreement.

         2.       Shelf Registration

                  (a) On or prior to the applicable Filing Date the Company shall prepare and file with the Commission a "Shelf" Registration Statement covering all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if otherwise directed by the Holders of a majority in interest of

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the applicable Registrable Securities in accordance herewith or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith). The Company shall (i) not permit any securities other than the Registrable Securities to be included in the Registration Statement and (ii) use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event shall use its best efforts to cause such Registration Statement to be declared effective prior to the Effectiveness Date, and the Company shall keep such Registration Statement continuously effective under the Securities Act until the date which is four years after the date that such Registration Statement is declared effective by the Commission or such earlier date when all Registrable Securities covered by such Registration Statement have been sold or may be sold without restrictions pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter, in form and substance reasonably satisfactory to the Purchasers, addressed to the Company's transfer agent to such effect (the "Effectiveness Period"); provided, however, that the Company shall not be deemed to have used its best efforts to keep the Registration Statement effective during the Effectiveness Period if it voluntarily takes any action that would result in the Holders not being able to sell the Registrable Securities covered by such Registration Statement during the Effectiveness Period, unless such action is required under applicable law or the Company has filed a post-effective amendment to the Registration Statement and the Commission has not declared it effective.

                  (b) At any time when there is not an effective Registration Statement, if the Holders of a majority of the Registrable Securities so elect, an offering of Registrable Securities may be effected on no more than two occasions in the form of an Underwritten Offering. In such event, and if the managing underwriters advise the Company and such Holders in writing that in their opinion the amount of Registrable Securities proposed to be sold in such Underwritten Offering exceeds the amount of Registrable Securities which can be sold in such Underwritten Offering, there shall be included in such Underwritten Offering the amount of such Registrable Securities which in the opinion of such managing underwriters can be sold, and such amount shall be allocated pro rata among the Holders proposing to sell Registrable Securities in such Underwritten Offering.

                  (c) If any of the Registrable Securities are to be sold in an Underwritten Offering, the investment banker that will administer the offering will be selected by the Holders of a majority of the Registrable Securities included in such offering upon consultation with the Company. No Holder may participate in any Underwritten Offering hereunder unless such Person (i) agrees to sell its Registrable Securities on the basis provided in any underwriting agreements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such arrangements.



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         3.       Registration Procedures

                  In connection with the Company's registration obligations hereunder, the Company shall:

                  (a) Prepare and file with the Commission on or prior to the applicable Filing Date, a Registration Statement on Form S-3 (or such other form if directed by the Holders in connection with an Underwritten Offering hereunder or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith) in accordance with the method or methods of distribution thereof as specified by the Holders, and cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than five (5) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to the Holders whose Registrable Securities are covered by such Registration Statement, their Special Counsel and any managing underwriters, copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, their Special Counsel and such managing underwriters, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of Special Counsel to such Holders and counsel to such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities covered by such Registration Statement, their Special Counsel, or any managing underwriters, shall reasonably object in writing within three (3) Business Days of their receipt thereof.

                  (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities;
(ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as practicable to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and promptly provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.


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                  (c) Notify the Holders of Registrable Securities to be sold, their Special Counsel and any managing underwriters immediately (and, in the case of (i)(A) below, not less than five (5) days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one
(1) Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) if at any time any of the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

                  (e) If requested by any managing underwriter or the Holders of a majority in interest of the Registrable Securities to be sold in connection with an Underwritten Offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as such managing underwriters and such Holders reasonably agree should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 3(e) that would, in the opinion of counsel for the Company, violate applicable law or be materially detrimental to the business prospects of the Company.


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                  (f) Furnish to each Holder, their Special Counsel and any
managing underwriters, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

                  (g) Promptly deliver to each Holder, their Special Counsel, and any underwriters, within two business days after a Registration Statement is declared effective by the Commission, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders and any underwriters in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

                  (h) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders, any underwriters and their Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder or underwriter requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

                  (i) Cooperate with the Holders and any managing underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such managing underwriters or Holders may request at least two Business Days prior to any sale of Registrable Securities.

                  (j) Upon the occurrence of any event contemplated by Section 3(c)(vi), as promptly as practicable, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact

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required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (k) Use its best efforts to cause all Registrable Securities relating to such Registration Statement to be listed on the Nasdaq National Market and any other securities exchange, quotation system, market or over-the-counter bulletin board, if any, on which similar securities issued by the Company are then listed as and when required pursuant to the Purchase Agreement.

                  (l) Enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings) and take all such other actions in connection therewith (including those reasonably requested by any managing underwriters and the Holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities, and whether or not an underwriting agreement is entered into, (i) make such representations and warranties to such Holders and such underwriters as are customarily made by issuers to underwriters in underwritten public offerings, and confirm the same if and when requested; (ii) in the case of an Underwritten Offering obtain and deliver copies thereof to the managing underwriters, if any, of opinions of counsel to the Company and updates thereof addressed to each such underwriter, in form, scope and substance reasonably satisfactory to any such managing underwriters covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by such underwriters; (iii) immediately prior to the effectiveness of the Registration Statement, and, in the case of an Underwritten Offering, at the time of delivery of any Registrable Securities sold pursuant thereto, obtain and deliver copies to the Holders and the managing underwriters, if any, of "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each selling Holder and each of the underwriters, if any, in form and substance as are customary in connection with Underwritten Offerings; (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling Holders and the underwriters, if any, than those set forth in Section 6 (or such other provisions and procedures acceptable to the managing underwriters, if any, and holders of a majority of Registrable Securities participating in such Underwritten Offering); and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold, their Special Counsel and any managing underwriters to evidence the continued validity of the representations and warranties made pursuant to clause 3(l)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

                  (m) Make available for inspection by the selling Holders, a representative of such Holders, an underwriter participating in any disposition of Registrable Securities, and an attorney or accountant retained by such selling Holders or underwriters, at the offices where

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normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, if any, and cause the officers, directors, agents and employees of the Company and its subsidiaries, if any, to supply all information in each case reasonably requested by any such Holder, representative, underwriter, attorney or accountant in connection with the Registration Statement; provided, however, that any information that is determined in good faith by the Company in writing to be of a confidential nature at the time of delivery of such information shall be kept confidential by such Persons, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities; (ii) disclosure of such information, in the opinion of counsel to such Person, is required by law; (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person; or (iv) such information becomes available to such Person from a source other than the Company and such source is not known by such Person to be bound by a confidentiality agreement with the Company.

                  (n) Comply with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts Underwritten Offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall cover said 12-month period, or end shorter periods as is consistent with the requirements of Rule 158.

                  (o) The Company may require each selling Holder to furnish to the Company such information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement and the Company may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request. The Company shall also disclose in the Registration Statement such other information regarding each Holder and its plan of distribution of the Registrable Securities as such Holder shall reasonably request, except where such inclusion of information would violate applicable law.

                  If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

                  Each Holder by its acquisition of the Registrable Securities covenants and agrees that (i) such Holder will not offer or sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as

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contemplated in Section 3(g) and notice from the Company that such Registration
Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(c) and (ii) such Holder and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement.

                  Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(v) or 3(c)(vi), such Holder will forthwith discontinue disposition of such Registrable Securities until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

                  If (a) there is material non-public information regarding the Company which the Company's Board of Directors (the "Board") reasonably determines not to be in the Company's best interest to disclose and which the Company is not otherwise required to disclose, or (b) there is a significant business opportunity (including but not limited to the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company's best interest to disclose, then the Company may postpone or suspend filing or effectiveness of a Registration Statement for a period not to exceed 20 consecutive days, provided that the Company may not postpone or suspend its obligation under this Section for more than 60 days in the aggregate during any 12 month period; provided, however, that no such postponement of suspension shall be permitted for consecutive 20 day periods, arising out of the same set as of facts, circumstances or transactions.

                  4.       Registration Expenses

                  (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall, except as and to the extent specified in Section 4(b), be borne by the Company whether or not pursuant to an Underwritten Offering and whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Nasdaq National Market and each other securities exchange or market on which Registrable Securities are required hereunder to be listed and (B) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Holders in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, or the Holders of a majority of the

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applicable Registrable Securities may designate)), (ii) printing expenses
(including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and Special Counsel for the Holders, in the case of the Special Counsel, to a maximum amount of $5,000, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

                  (b) If the Holders require an Underwritten Offering pursuant to the terms hereof, the Company shall be responsible for all costs, fees and expenses in connection therewith, except for the fees and disbursements of the underwriters (including any underwriting commissions and discounts) and their legal counsel and accountants (which shall be borne by the Holders). Therefore, in such circumstances the Holders or the underwriters shall bear the expenses of the fees and disbursements of any legal counsel or accounting firm retained by the underwriters in connection with such Underwritten Offering and the costs of any determination (but not filing) by the underwriters of the eligibility of the Registrable Securities for investment under the applicable state securities laws. By way of illustration which is not intended to diminish from the provisions of Section 4(a), the Holders shall not be responsible for, and the Company shall be required to pay the fees or disbursements incurred by the Company (including by its legal counsel and accountants) in connection with, the preparation and filing of a Registration Statement and related Prospectus for such offering, the maintenance of such Registration Statement in accordance with the terms hereof, the listing of the Registrable Securities in accordance with the requirements hereof, and printing expenses incurred to comply with the requirements hereof.

         5.       Indemnification

                  (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents (including any underwriters retained by such Holder in connection with the offer and sale of Registrable Securities), brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement, and provided, however, that, with respect to any untrue statement or alleged untrue statement or omission or alleged omission made in a preliminary prospectus or Prospectus, the foregoing indemnity agreement shall not inure to the benefit of any selling Holder, brokers, investment advisors or employees thereof, from whom the Person asserting any such Losses purchased the Registrable Securities concerned, or any Person controlling such Holder, to the extent that any such Loss results from the fact that a copy of the Prospectus or Prospectus as amended or supplemented was not sent or given to such Person, if required by the Securities Act so to have been delivered, at or prior to the written confirmation of the sale of such Registrable Securities to such Person and the untrue statement or alleged untrue statement or omission or alleged omission was corrected in such Prospectus or Prospectus as amended or supplemented, if the Company had previously furnished copies of such Prospectus or Prospectus as amended or supplemented to such Holder.

                  (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, the directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

                  An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened Proceeding in respect of which any Indemnified Party is a party, unless such settlement, compromise or judgment (i) includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of such Indemnified Party.

                  All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within 10 Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified

Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

                  (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

         6.       Rule 144

                  The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, the Company will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales of its securities pursuant to Rule 144.

The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144; provided, however, that the Company shall not be obligated to provide an opinion to any Holder regarding the sale of Registrable Securities pursuant to exemptions provided by Rule 144. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

         7.       Miscellaneous

                  (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                  (b) No Registration Rights Agreements. Except and to the extent specifically set forth on Schedule 7(b) attached hereto, the Company has not previously entered into any agreement granting any registration rights with respect to any of its securities to any Person. Without limiting the generality of the foregoing, without the written consent of the Holders of at least 75% of the then underlying and outstanding Registrable Securities, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Holders set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement.

                  (c) No Piggyback on Registrations. Except as and to the extent specifically set forth on Schedule 7(c) attached hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not enter into any agreement providing any such right to any of its securityholders.

                  (d) Piggy-Back Registrations. If at any time when there is not an effective Registration Statement the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each Holder written notice of such determination and, if within twenty (20) days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of the Registrable Securities such Holder requests to be registered, except that if, in connection with any Underwritten Offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the registration statement because, in such underwriter(s)' judgment, such limitation is necessary to effect an orderly public distribution of securities covered thereby, then the Company shall be obligated to include in such registration statement only such limited amount of the Registrable Securities which in the opinion of such managing underwriter(s) can be sold. Any exclusion of Registrable Securities shall be made pro rata among the Holders seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Holders; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities the holders of which are not entitled by right to inclusion of securities in such registration statement; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in such registration statement. No right to registration of Registrable Securities under this Section shall be construed to limit any registration otherwise required hereunder.

                  (e) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least a majority of the then outstanding Notes, Warrants and Registrable Securities; provided, however, that, for the purposes of this sentence, Registrable Securities that are owned, directly or indirectly, by the Company, or an Affiliate of the Company are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least 75% of the underlying and outstanding Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

                  (f) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed delivered (i) upon receipt, when delivered personally; (ii) when sent by facsimile, upon receipt if received on a Business Day prior to 5:00 p.m. (Central Time), or the first Business Day following such receipt if received on a Business Day after 5:00 p.m. (Central Time); or (iii) on the Business Day following the date of depositing with a nationally recognized overnight express courier service, fully prepaid, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

the Company:              Illinois Superconductor Corporation
                          451 Kingston Court
                          Mt. Prospect, Illinois 60056
                          Attn:  Chief Financial Officer
                          Fax:  (847) 391-5015

copies to:                Katten Muchin & Zavis
                          525 W. Monroe St. Suite 1600
                          Chicago, Illinois 60661
                          Attn: Lawrence D. Levin
                          Fax: (312) 902-1061

If to a Purchaser:        Elliott Associates, L.P.
                          712 Fifth Avenue, 36th Floor
                          New York, New York  10019
                          Attn: Mark Brodsky
                          Fax: (212) 974-2092

                          Westgate International, L.P.
                          c/o Stonington Management Corp.
                          712 Fifth Avenue, 36th Floor
                          New York, New York  10019
                          Attn: Mark Brodsky
                          Fax: (212) 974-2092

                          Alexander Finance, LP
                          1560 Sherman Avenue
                          Suite 900
                          Evanston, Illinois 60201
                          Attn: Brian D. Brookover
                          Fax:  (847) 733-0339

                          State Farm Mutual Automobile Insurance Company One State Farm Plaza
                          Bloomington, Illinois 61701
                          Attn:  Common Stocks, E-9
                          Fax:  (309) 766-7423

                          Spring Point Partners, L.P.
                          655 Montgomery Street
                          Suite 600
                          San Francisco, California  94111
                          Attn:  Matthew Robison
                          Fax:  (415) 399-9828

                       Spring Point Offshore Fund
                       655 Montgomery Street
                       San Francisco, California  94111
                       Suite 600
                       Attn:  Matthew Robison
                       Fax:  (415) 399-9828

With copies to:        Kleinberg, Kaplan, Wolff & Cohen, P.C.
                       551 Fifth Avenue
                       New York, New York  10176
                       Attn:  Stephen M. Schultz
                       Fax:  (212) 986-8866

If to any other Person who is then the registered Holder:

                       To the address or facsimile number of such Holder as it appears in the stock transfer books of the Company or such other address as may be designated in writing hereafter, in the same manner, by such Person.

                  (g) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. The Purchasers may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

                  (h) Assignment of Registration Rights. The rights of each Purchaser hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by such Purchaser to any assignee or transferee of all or a portion of the Notes, the Warrants or the Registrable Securities if: (i) such Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement. The rights to assignment shall apply to such Purchaser's (and to subsequent) successors and assigns.

                  (i) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

                  (j) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

                  (k) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                  (l) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  (m) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (n) Shares Held by the Company and its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than the Purchaser or transferees or successors or assigns thereof if such Persons are deemed to be Affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



                               ILLINOIS SUPERCONDUCTOR CORPORATION



                               By: /s/ Edward W. Laves
                                  ----------------------------------------------
                                   Name:   Edward W. Laves
                                   Title:  President and Chief Executive Officer


                               Purchasers:

                               ELLIOTT ASSOCIATES, L.P.


                               By: /s/ Paul Singer
                                  ----------------------------------------------
                                   Name:   Paul Singer
                                   Title:  General Partner


                               WESTGATE INTERNATIONAL, L.P.
                               By:  Martley International, L.P.
                                      As Attorney-in-fact


                               By: /s/ Paul Singer
                                  ----------------------------------------------
                                   Name:  Paul Singer
                                   Title: President


                               ALEXANDER FINANCE, LP


                               By: /s/ Bradford T. Whitmore
                                  ----------------------------------------------
                                   Name:    Bradford T. Whitmore
                                   Title:   General Partner

                               SPRING POINT PARTNERS, L.P.


                               By: /s/ Matthew Robison
                                  ----------------------------------------------
                                   Name:    Matthew Robison
                                   Title:   General Partner


                               SPRING POINT OFFSHORE FUND


                               By: /s/ Matthew Robison
                                  ----------------------------------------------
                                   Name:    Matthew Robison
                                   Title:   General Partner


                               STATE FARM MUTUAL AUTOMOBILE
                               INSURANCE COMPANY


                               By: /s/ Lyle Triebwasser
                                  ----------------------------------------------
                                   Name:    Lyle Triebwasser
                                   Title:   Senior Investment Advisor


                               By: /s/ Julie Pierce
                                  ----------------------------------------------
                                   Name:  Julie Pierce
                                   Title: Investment Officer

                                  Schedule 7(b)




      Third Amended and Restated Registration Rights Agreement, dated as of July 14, 1993 between the Company and the persons named therein.

      Representative's Warrant Agreement, dated October 23, 1993, between the Company and Gruntal & Co., Incorporated.

      Registration Rights Agreement, dated June 6, 1997, between the Company and Southbrook International Investments, Ltd.

      Registration Rights Agreement, dated October 29, 1997, between the Company and Elliott Associates, L.P. and Westgate International, L.P.

                                  Schedule 7(c)





      Third Amended and Restated Registration Rights Agreement, dated as of July 14, 1993 between the Company and the persons named therein.

      Representative's Warrant Agreement, dated October 23, 1993, between the Company and Gruntal & Co., Incorporated.

      Registration Rights Agreement, dated June 6, 1997, between the Company and Southbrook International Investments, Ltd.

      Registration Rights Agreement, dated October 29, 1997, between the Company and Elliott Associates, L.P. and Westgate International, L.P.